UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 28, 2016

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Weight Watchers International, Inc. (the “Company”) furnishes as Exhibit 99.1 a copy of the Notice of Pendency and Proposed Settlement of Shareholder Derivative Action and of Settlement Hearing, dated as of December 2, 2016 (the “Notice”), relating to the pending shareholder derivative lawsuit described in Item 8.01 of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report that is provided in connection with Regulation FD.

Item 8.01	Other Events.

On November 28, 2016, the Supreme Court of the State of New York, County of Westchester, entered an Order Preliminarily Approving Settlement and Providing for Notice in the shareholder derivative lawsuit entitled Tracy Mead v. Artal Group, S.A., et al. and Weight Watchers International, Inc., Index No. 63133/2015 (filed August 11, 2015). A final settlement hearing is currently scheduled for February 24, 2017 at 2 p.m., before the Honorable Alan D. Scheinkman, at the Supreme Court of the State of New York, County of Westchester, 111 Dr. Martin Luther King Jr. Blvd., Courtroom 111, White Plains, New York 10601, to determine whether the terms and conditions of the settlement provided for in the Stipulation of Settlement, dated November 15, 2016 (the “Stipulation”), are adequate, fair and reasonable and in the best interests of the Company and its shareholders. The Stipulation requires the Company to implement certain operational and corporate governance measures and pay certain attorneys’ fees and expenses to plaintiff’s counsel in an amount not to exceed $225,000. The Notice and the Stipulation are available on the Company’s corporate website at www.weightwatchersinternational.com until February 27, 2017. The contents of the Company’s corporate website shall not be deemed to be incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Action and of Settlement Hearing, dated as of December 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: December 2, 2016	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer & Member, Interim Office of the Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Action and of Settlement Hearing, dated as of December 2, 2016.

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